Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Seven:
Leaders / Chase Series I/II

Supplement dated August 3, 2022 to the variable annuity prospectus dated May 2, 2022 and updating summary prospectus dated May 2, 2022

This supplement to the variable annuity prospectus and updating summary prospectus outlines changes in fund fees related to certain investment options since the variable annuity prospectus dated May 2, 2022. This may not reflect all of the changes that have occurred since you entered into your Contract. The changes are related to:
Appendix A - Funds Available Under the Contract
All other provisions outlined in your variable annuity prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.

In Appendix A - Funds Available Under the Contract: the following fund fees are updated as follows:

Fund and Adviser/Subadviser	Current Expenses
JPMorgan Insurance Trust Core Bond Portfolio - Class 1 Adviser: JPMorgan Investment Management, Inc.	0.54%*
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Adviser: JPMorgan Investment Management, Inc.	0.76%
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Adviser: JPMorgan Investment Management, Inc.	0.74%
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class Adviser: MFS Investment Management	0.77%*
Templeton Foreign VIP Fund - Class 4 Adviser: Templeton Investment Counsel, LLC	1.06%*

*	Annual expenses reflect temporary fee reduction under an expense reimbursement or fee waiver arrangement.

This supplement should be retained for future reference.

HV-7898